SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2003

CHURCHILL DOWNS INCORPORATED
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	0-1469 (Commission file number)	61-0156015 (IRS Employer Identification No.)

700 Central Avenue, Louisville, KY 40208
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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CHURCHILL DOWNS INCORPORATED

INDEX

Item 12.	Results of Operations and Financial Condition

The registrant’s earnings press release dated October 21, 2003, reporting its third quarter 2003 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein. This information is being furnished under Item 12 of Form 8-K pursuant to the U.S. Securities and Exchange Commission’s filing guidance as set forth in Release No. 33-8216.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

October 21, 2003	\s\Michael E. Miller
Michael E. Miller
Executive Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer)

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INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Earnings Press Release dated October 21, 2003

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